Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: September 29, 2003



                            NEW JERSEY MINING COMPANY
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               (Exact name of registrant as specified in its charter)



          Idaho                        000-28837            82-0490295
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(State or other jurisdiction of  (Commission File Number)  (IRS Employer
 incorporation or organization)                          Identification No.)



 P.O. Box 1019  (Street: 89 Appleberg Road)
Kellogg, Idaho                                                  83837
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(Address of principal executive offices)                     (Zip Code)


(208)783-3331
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Issuer's telephone number

                                       N/A
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           (Former name, former address, and formal fiscal year, if changed since last report)



ITEM 5.         OTHER EVENTS

       (a) The Annual Meeting of shareholders was held on September 25, 2003 at the Company's offices in Kellogg, Idaho. Of 17,262,690 common shares eligible to vote, a majority, 9,777,442 shares, voted in favor of each of the following proposals: 1)The following directors were elected to one year terms or until a successor is elected and qualified: Charles Asher, Fred Brackebusch, Grant Brackebusch, Ron Eggart and M. Kathy Sims. 2)The Articles of Incorporation were amended to increase the authorized no par value common stock of the Company from 20,000,000 to 50,000,000 shares. No other business was conducted at the Annual Meeting.



                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Dated: September 29, 2003


                                               NEW JERSEY MINING COMPANY


                                               By: /s/ Fred W. Brackebusch
                                                  ----------------------------
                                               Name: Fred W. Brackebusch
                                               Title: President